UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2021

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Sangamo Therapeutics, Inc. (the “Company”), was held on May 25, 2021.

At the Annual Meeting, the following proposals were approved by the stockholders: (i) the election of the nine nominees for director listed in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting, filed with the Securities and Exchange Commission on April 2, 2021, to serve on Company’s Board of Directors (the “Board”), until the next annual meeting of stockholders to be held in 2022 or until their successors are duly elected and qualified; (ii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; (iii) the approval of the Sangamo Therapeutics, Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”), pursuant to which 5,000,000 shares of the Company’s common stock will be available for sale and issuance to the Company’s employees; and (iv) the ratification of the appointment by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, each by the votes set forth below:

Proposal 1: Election of Directors:

Each of the nominees for director listed in the Proxy Statement was elected by the votes set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Robert F. Carey	84,152,426	1,128,525	388,697	22,835,545
Kenneth J. Hillan, M.B.	83,694,356	1,691,329	283,963	22,835,545
Alexander D. Macrae, M.B., Ch.B., Ph.D.	83,858,432	1,517,016	294,200	22,835,545
John H. Markels, Ph.D.	83,233,714	2,067,608	368,326	22,835,545
James R. Meyers	84,232,354	1,127,915	309,379	22,835,545
H. Stewart Parker	80,191,438	5,156,791	321,419	22,835,545
Saira Ramasastry	83,583,921	1,799,983	285,744	22,835,545
Karen L. Smith, M.D., Ph.D., M.B.A., L.L.M.	76,261,079	9,077,695	330,874	22,835,545
Joseph S. Zakrzewski	84,077,596	1,236,003	356,049	22,835,545

Proposal 2: Approval, on an advisory basis, of the compensation of the named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
81,275,549	4,023,305	370,794	22,835,545

Proposal 3: Approval of the 2020 ESPP:

For	Against	Abstain	Broker Non-Votes
83,022,381	2,376,376	270,891	22,835,545

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
106,522,477	1,621,684	361,032	-

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: May 28, 2021	By:	/s/ Gary H. Loeb
	Name:	Gary H. Loeb
	Title:	Executive Vice President & General Counsel